Vessels Under Construction	6 Months Ended
Sep. 30, 2014
Vessels Under Construction.
Vessels Under Construction

6. Vessels Under Construction

Balance, March 31, 2014	323,206,206
Installment payments to shipyards	178,511,791
Other capitalized expenditures	5,627,131
Capitalized interest	1,568,543
Vessels delivered (transferred to Vessels)	(156,204,752)
Balance, September 30, 2014	352,708,919

The installment payments to the shipyards, totaling $178.5 million, represent scheduled payments we made to the shipyards for the six months ended September 30, 2014. Other capitalized expenditures represents LPG coolant of $1.1 million, fees paid to our Manager of $0.9 million and to third party vendors of $3.5 million for supervision fees and other newbuilding pre-delivery costs including engineering and technical support, liaising with the shipyard, and ensuring key suppliers are integrated into the production planning process.